Exhibit 10.3

Execution Version

acknowledgment and support agreement

April 20, 2020

RC Cake Holdings LLC
1180 Peachtree Street, N.E.
Atlanta, Georgia 30309-3521

Reference is made to that certain Subscription Agreement, dated as of April 20, 2020 (the “Subscription Agreement”), between RC Cake Holdings LLC, a Delaware limited liability company (“Purchaser”), and The Cheesecake Factory Incorporated, a Delaware corporation (the “Company”), pursuant to which the Company will issue and sell, and Purchaser will purchase, 200,000 shares (the “Shares”) of the Company’s Series A Convertible Preferred Stock, par value $.01 per share. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

As of the date hereof, the undersigned (“Stockholder”) is the record or beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Acknowledgment and Support Agreement (this “Support Agreement”) whenever the term “beneficial owner” or “beneficially own” is used) of the number of shares of common stock, par value $.01 per share of the Company (the “Company Common Stock”), set forth below Stockholder’s name on the signature page hereto (all shares of Company Common Stock for which Stockholder is or becomes the record or beneficial owner prior to the termination of this Support Agreement being referred to herein as the “Covered Shares”).

Stockholder acknowledges and agrees that the execution of this Support Agreement and its delivery to Purchaser by Stockholder is a condition and material inducement for Purchaser to enter into the Subscription Agreement and purchase the Shares. In consideration of the mutual covenants and premises contained in this Support Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Stockholder, intending to be legally bound, hereby agree as follows:

1.                  Stockholder Vote. At the next meeting of the Company’s stockholders held following the Company’s Annual Meeting of Stockholders in 2020, or at any adjournment thereof (the, “Company Stockholders Meeting”), Stockholder shall, and shall cause any other holder of record of the Covered Shares to, (a) appear at such meeting (if applicable) or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (b) vote (or cause to be voted) all Covered Shares:

(i)                 in favor of the issuance of shares of Company Common Stock upon conversion of the Shares in excess of the limitations imposed by NASDAQ Listing Standard Rule 5635(b), such that the Shares may be converted into Company Common Stock and the Shares may vote on an as-converted to Company Common Stock basis, in each case, without regard to the Ownership Limitation (as defined in Section 10(h)(i) of the Certification of Designations) (the “Stockholder Approval”),

(ii)              in favor of any other matter considered at any Company Stockholders Meeting which the Board of Directors of the Company has determined is necessary or appropriate in connection with the Stockholder Approval,

(iii)            in favor of any adjournment or postponement recommended by the Company in order to obtain the Stockholder Approval, and

(iv)             against any shareholder proposal that does or would oppose, impede, frustrate, prevent or nullify the Stockholder Approval, any provision of this Support Agreement or any matter that is proposed in furtherance thereof.

2.                  Irrevocable Proxy. SOLELY IN THE EVENT OF A FAILURE BY STOCKHOLDER TO ACT IN ACCORDANCE WITH SUCH STOCKHOLDER’S OBLIGATIONS AS TO VOTING PURSUANT TO SECTION 1, UNTIL THE TERMINATION TIME (AS DEFINED IN SECTION 6(A)), STOCKHOLDER HEREBY IRREVOCABLY (UNTIL THE TERMINATION TIME) GRANTS TO AND APPOINTS PURCHASER AS SUCH STOCKHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF STOCKHOLDER, TO REPRESENT, VOTE AND OTHERWISE ACT (BY VOTING AT OR PURSUANT TO THE COMPANY STOCKHOLDERS MEETING) WITH RESPECT TO THE COVERED SHARES REGARDING THE MATTERS REFERRED TO IN SECTION 1 UNTIL THE TERMINATION TIME, TO THE SAME EXTENT AND WITH THE SAME EFFECT AS STOCKHOLDER MIGHT OR COULD DO UNDER APPLICABLE LAW, RULES AND REGULATIONS; provided however, that Stockholder’s grant of the proxy contemplated by Section 1 shall be effective if, and only if, Stockholder has not delivered to Purchaser at least THREE BUSINESS days prior to the meeting at which any of the matters described in Section 1 is to be considered a duly executed proxy card OR CONSENT previously approved by Purchaser directing that the Covered Shares of Stockholder be voted in accordance with Section 1. THE PROXY GRANTED PURSUANT TO THIS SECTION 2 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION TIME. UNTIL THE TERMINATION TIME, STOCKHOLDER WILL TAKE SUCH FURTHER ACTION AND WILL EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. STOCKHOLDER HEREBY REVOKES ANY AND ALL PREVIOUS PROXIES OR POWERS OF ATTORNEY GRANTED WITH RESPECT TO ANY OF THE COVERED SHARES THAT MAY HAVE HERETOFORE BEEN APPOINTED OR GRANTED WITH RESPECT TO THE MATTERS REFERRED TO IN THIS SECTION 2, AND PRIOR TO THE TERMINATION TIME NO SUBSEQUENT PROXY (WHETHER REVOCABLE OR IRREVOCABLE) OR POWER OF ATTORNEY SHALL BE GIVEN BY STOCKHOLDER. NOTWITHSTANDING THE FOREGOING, THIS PROXY SHALL TERMINATE UPON TERMINATION OF THIS SUPPORT AGREEMENT IN ACCORDANCE WITH ITS TERMS.

3.                  No Inconsistent Arrangements. Until the Termination Time, Stockholder shall not, directly or indirectly, (a) deposit or permit the deposit of the Covered Shares into a voting trust or enter into a tender, support, voting or similar agreement or arrangement with respect to the Covered Shares or (b) otherwise take any action with respect to any of the Covered Shares, in the case of each of clause (a) or clause(b), that would restrict, limit or interfere with the performance of any of Stockholder’s obligations under this Support Agreement or otherwise make any representation or warranty of Stockholder contained herein untrue or incorrect. Notwithstanding the foregoing, Stockholder may make Transfers of Covered Shares (1) by will or for other bona fide estate planning purposes, or (2) to any of its Affiliates, in the case of each of clause (1) or clause (2), only so long as the Covered Shares shall continue to be bound by this Support Agreement and provided that each transferee thereof agrees in a writing reasonably acceptable to each Purchaser to be bound by the terms and conditions of this Support Agreement, or (3) to any Person (who is not its Affiliate) in a bona fides arms’ length transaction (including sales pursuant to Rule 144 or in a registered offering). “Transfer” means any transfer, sale, assignment, gift, hedge, pledge, tender or other disposition of, creation of any Lien on, or grant any proxy, power of attorney or other authorization of Covered Shares.

4.                  Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Purchaser as follows:

(a)               Stockholder owns beneficially and of record the Covered Shares, free and clear of all Liens or other restrictions on the right to vote the Covered Shares, except as provided hereunder. Stockholder does not own, as of the date hereof, beneficially or otherwise, any equity interests in the Company other than the Covered Shares indicated on Stockholder’s signature page to this Support Agreement.

(b)               Stockholder has full voting power with respect to the Covered Shares, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Support Agreement, in each case, with respect to all of the Covered Shares. None of the Covered Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Covered Shares with respect to the matters contemplated herein.

(c)               The execution, delivery and performance by Stockholder of this Support Agreement do not and will not (i) result in the creation of any Lien on the Covered Shares, or (ii) violate, conflict with, result in any material breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or result in or give to others any material rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the Covered Shares pursuant to, any contract to which Stockholder is a party or by which any of the Covered Shares is bound.

(d)               If Stockholder is not a natural person, Stockholder is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite entity power and authority to own its properties and to carry on its business as presently conducted.

5.                  Stockholder Capacity. Stockholder is entering into this Support Agreement solely in its capacity as a beneficial owner of the Covered Shares, and not in any other capacity, and this Support Agreement shall not limit or otherwise affect any actions taken, or required or permitted to be taken, by such Stockholder or any Affiliate or Representative of such Stockholder in any other capacity, including, if applicable, as an officer or director of the Company or any of the Company’s Subsidiaries, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by any of the foregoing Persons in such capacity as a director or officer of the Company or any of the Company’s Subsidiaries shall not be deemed to constitute a breach of this Agreement. Stockholder acknowledges that it is a sophisticated party with respect to the Covered Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the transactions contemplated by this Support Agreement and has, independently and without reliance upon any other person and based on such information as such Stockholder has deemed appropriate, made its own analysis and decision to enter into this Support Agreement.

6.                  Miscellaneous.

(a)               This Support Agreement, and all rights and obligations of the parties contained herein, shall automatically terminate without any further action required by any Person upon the earlier to occur of (i) the mutual agreement of the parties hereto to terminate this Support Agreement, and (ii) immediately following the occurrence of the Company Stockholders Meeting (whether or not the Stockholder Approval is obtained) (the time of the earlier of such occurrences, the “Termination Time”). Upon termination of this Support Agreement, no party shall have any further obligations or liabilities under this Support Agreement; provided, that the termination of this Support Agreement shall not relieve the Stockholder from any liability for any breach of this Support Agreement prior to termination.

(b)               This Support Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware. Any dispute relating hereto shall be heard first in the Delaware Court of Chancery, and, if applicable, in any state or federal court located in of Delaware in which appeal from the Court of Chancery may validly be taken under the laws of the State of Delaware (each a “Chosen Court” and collectively, the “Chosen Courts”), and the parties hereto agree to the exclusive jurisdiction and venue of the Chosen Courts. The parties hereto further agree that any proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Support Agreement or the transactions contemplated hereby or by any matters related to the foregoing (the “Applicable Matters”) shall be brought exclusively in a Chosen Court, and that any proceeding arising out of this Support Agreement or any other Applicable Matter shall be deemed to have arisen from a transaction of business in the state of Delaware, and each party hereto hereby irrevocably consents to the jurisdiction of such Chosen Courts in any such proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that such party may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such Chosen Court or that any such proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Each party hereto further covenants not to bring a proceeding with respect to the Applicable Matters (or that could affect any Applicable Matter) other than in such Chosen Court and not to challenge or enforce in another jurisdiction a judgment of such Chosen Court. Process in any such proceeding may be served on either party with respect to such Applicable Matters anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. The parties hereto further covenant not to bring a proceeding with respect to the Applicable Matters (or that could affect any Applicable Matter) other than in such Chosen Court and not to challenge or enforce in another jurisdiction a judgment of such Chosen Court. Process in any such proceeding may be served on any Person with respect to such Applicable Matters anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. EACH PARTY HERETO, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(c)               This Support Agreement may not be modified or amended except by an instrument or instruments in writing signed by each party hereto.

(d)               This Support Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Support Agreement or any rights or obligations hereunder may not be assigned by any party hereto without the prior written consent of the other parties hereto. Any purported assignment or delegation in violation of this Agreement shall be null and void ab initio.

(e)               This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties. Copies of executed counterparts of signature pages to this Agreement may be transmitted by PDF (portable document format) or facsimile and such PDFs or facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

(f)                The parties hereto agree that irreparable damage would occur and that a party may not have any adequate remedy at law in the event that any of the provisions of this Support Agreement are not performed in accordance with their terms or were otherwise breached. Accordingly, each party shall without the necessity of proving the inadequacy of money damages or posting a bond be entitled to seek an injunction or injunctions to prevent breaches of this Support Agreement and to enforce specifically the terms, provisions and covenants contained herein, this being in addition to any other remedy to which they are entitled at law or in equity.

(g)               Any provision hereof that is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof, provided, however, that the parties will attempt in good faith to reform this Agreement in a manner consistent with the intent of any such ineffective provision for the purpose of carrying out such intent.

(h)               Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(i)                 Nothing in this Support Agreement, expressed or implied, shall amend, modify, alter or change any of the terms of, or any of the parties’ rights or obligations under, the Subscription Agreement.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties have executed this Acknowledgement and Support Agreement as of the date first written above.

DAVID M. OVERTON FAMILY TRUST

By:	/s/ David Overton
Name: David Overton
Title: Trustee

Covered Shares

Number of Shares of Company Common Stock Beneficially Owned: 2,881,896

[Signature Page to Acknowledgment and Support Agreement]

/s/ David Overton
David Overton

Covered Shares

Number of Shares of Company Common Stock Beneficially Owned: 22,900

[Signature Page to Acknowledgment and Support Agreement]

DAVID M. OVERTON 2011 GIFT TRUST UTA DATED 11/23/2011

By:	/s/ Sheila A. Overton
Name: Sheila A. Overton
Title: Trustee

Covered Shares

Number of Shares of Company Common Stock Beneficially Owned: 183,950

[Signature Page to Acknowledgment and Support Agreement]

SHEILA A. OVERTON LIVING TRUST

By:	/s/ Sheila A. Overton
Name: Sheila A. Overton
Title: Trustee

Covered Shares

Number of Shares of Company Common Stock Beneficially Owned: 60,211

[Signature Page to Acknowledgment and Support Agreement]

Acknowledged and agreed, as of the date first written above, by:

RC CAKE HOLDINGS LLC

By:	/s/ Paul D. Ginsberg
Name: Paul D. Ginsberg
Title: President

[Signature Page to Acknowledgment and Support Agreement]